UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2004

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue
New York, NY 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (212) 546-4000

Item 7.	Financial Statements and Exhibits.

(c) Exhibit 99.1
Press Release of Bristol-Myers Squibb Company dated April 28, 2004, reporting Bristol-Myers Squibb’s financial results for the first quarter of 2004.

Exhibit 99.2
Certain supplemental information not included in the press release.

Item 9.	Regulation FD Disclosure

Item 12.  Results of Operations and Financial Condition.

The following information is being furnished pursuant to both Item 9 and Item 12.

Incorporated by reference is a press release issued by the Registrant on April 28, 2004 regarding earnings for the first quarter of 2004, attached as Exhibit 99.1.   Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

By: /s/ Sandra Leung
Sandra Leung
Secretary

Dated:  April 28, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued April 28, 2004 regarding earnings for first quarter of 2004.

99.2	Certain supplemental information not included in the press release.